UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 24, 2006
PIXELWORKS, INC.
(Exact name of registrant as specified in its charter)

OREGON (State or other jurisdiction of incorporation)	000-30269 (Commission File Number)	91-1761992 (I.R.S. Employer Identification No.)
8100 SW Nyberg Road
Tualatin, Oregon 97062
(503) 454-1750
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

PIXELWORKS, INC. AND SUBSIDIARIES
Item 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
On March 24, 2006, the Company entered into a severance agreement with Michael D. Yonker, the Company’s Chief Financial Officer. The severance agreement provides, among other benefits, a severance payment equal to twelve months of base salary upon termination by the Company without cause. The severance agreement memorializes the previous agreement among the parties with respect to severance as described in the Company’s Current Report on Form 8-K filed on March 1, 2006.

Mr. Yonker’s severance agreement is filed herewith as Exhibit 10.1 to this Report.
Item 9.01     FINANCIAL STATEMENTS AND EXHIBITS.
     (d) Exhibits.
10.1	Severance Agreement between Michael D. Yonker and Pixelworks, Inc.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIXELWORKS, INC. (Registrant)
	By	/s/ Allen H. Allen
Date: March 27, 2006		Allen H. Alley
President and Chief Executive Officer